SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-1


               Current Report Pursuant to Section 13 or 15 (d) of
                           The Securities Act of 1934


          Date of Report (Date of earliest event reported) May 22, 2001





                               SIMTEK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




   Colorado                          0-19027                    84-1057605
--------------------------------------------------------------------------------
(State or other                    (Commission               (I.R.S. Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)



                       4250 Buckingham Dr., #100
                       Colorado Springs, Colorado               80907
                ----------------------------------------       --------
                (Address of principal executive offices)       Zip Code


          Registrant's telephone, including area code: (719) 531-9444


                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Item 7: Financial statements, proforma financial information and exhibits

     In the Form 8-K, filed March 23, 2001, by Simtek Corporation ("Simtek"), with respect to Simtek's acquisition of Q-DOT Group, Inc., Simtek indicated that it will file related financial statements and pro forma financial statements by amendment. Simtek has since determined that it is not required to file such financial statements or pro forma financial statements.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                              SIMTEK CORPORATION


May 22, 2001                                 By: /s/Douglas Mitchell
                                                 -------------------------------
                                                  DOUGLAS MITCHELL
                                                  Chief Executive Officer
                                                  President and Chief Financial
                                                  Officer (acting)